Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364

                                   Maxim Series Fund, Inc.

                          Supplement dated February 27, 2004 to the
                                 Prospectus dated May 1, 2003

                              Maxim Ariel MidCap Value Portfolio
                                      (the "Portfolio")

             Important Notice Regarding Change in Investment Policy

Effective April 30, 2004, please note that the Principal Investment Strategies for the Portfolio described on page 3 of the Prospectus will change so that the Portfolio will:

* Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase.

* Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

                   This supplement should be retained for future reference.